  EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information for A-Class Shares, C-Class Shares, Institutional Class Shares, H-Class Shares and Y-Class Shares, as applicable, of the Managed Commodities Strategy Fund (formerly, the Long/Short Commodities Strategy Fund), Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund, each a separate series of Rydex Series Funds, in interactive data format.